UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                 --------------------------------------


                                FORM 8-K

                             CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):
                           September 24, 2003

                               VIACOM INC.
                ----------------------------------------

                       (Exact name of registrant as
                        specified in its charter)


           Delaware                   001-09553                04-2949533
    ----------------------         ----------------        -----------------
 State or other jurisdiction          Commission              IRS Employer
       of incorporation              File Number         Identification Number



                    1515 Broadway, New York, NY 10036
                    ---------------------------------

           (Address of principal executive offices) (Zip Code)


                            (212) 258-6000
                            --------------
          (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99 - Press release dated September 24, 2003 issued by the
                      Registrant.

Item 9.  Regulation FD Disclosure

On September 24, 2003, the Registrant issued a press release announcing that it was updating its business outlook for 2003. A copy of such press release is attached hereto as Exhibit 99 and is incorporated by reference herein in its entirety.

                               SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        VIACOM INC.
                                        (Registrant)

                                        By: /s/ Michael D. Fricklas
                                           -------------------------------------
                                           Michael D. Fricklas
                                           Executive Vice President,
                                           General Counsel and Secretary




Date:  September 24, 2003

Exhibit Index

99       Press release dated September 24, 2003 issued by the Registrant.